Exhibit 10.1

AMENDMENT NO. 1
AMENDMENT NO. 1, dated as of December 11, 2017 (this “Amendment”), to the Credit and Guarantee Agreement dated as of December 8, 2016 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among LIONS GATE ENTERTAINMENT CORP., a corporation organized under the laws of the province of British Columbia, Canada (the “Borrower”), each Guarantor party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, Section 2.15 of the Credit Agreement provides that the Borrower may, by written notice to the Administrative Agent, incur Refinancing Term Loans, the proceeds of which are used to refinance in whole or in part any Class of Term Loans by entering into Refinancing Amendments with Lenders willing to provide such Refinancing Term Loans;
WHEREAS, the Borrower desires, pursuant to Section 2.15(a) of the Credit Agreement, to create a new Class of Term B-1 Loans (as defined herein) under the Credit Agreement having identical terms with and having the same rights and obligations under the Fundamental Documents as, and in the same aggregate principal amount as, the Term B Loans, as set forth in the Credit Agreement and Fundamental Documents, except as such terms are amended hereby;
WHEREAS, each Term B Lender that executes and delivers a consent substantially in the form of Exhibit A hereto (a “Consent”) to exchange all (or such lesser amount allocated to it by the Administrative Agent) of its Term B Loans outstanding for Term B-1 Loans upon effectiveness of this Amendment and thereafter become a Term B-1 Lender, shall be deemed to have consented to this Amendment;
WHEREAS, immediately prior to the effectiveness of this Amendment, the Borrower will prepay $25,000,000 in aggregate principal amount of the outstanding Term B Loans (the “Partial Prepayment”);
WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as an Additional Term B-1 Lender (as defined herein) will make Term B-1 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged Term B Loans (as defined herein);
WHEREAS, J.P. Morgan Securities LLC (“J.P. Morgan”), Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, Credit Suisse Securities (USA) LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Wells Fargo Securities, LLC will act as joint lead arrangers, joint bookrunners and co-syndication agents, and Barclays Bank PLC, SunTrust Bank and BNP Paribas will act as co-documentation agents, in each case, for the Term Loan B-1 Facility (as defined below);

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments Relating to the Term B-1 Loans.
Effective as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:
(a)    The following defined terms shall be added to Section 1.1 of the Credit Agreement in alphabetical order:
“Additional Term B-1 Lender” means a Person with an Additional Term B-1 Commitment to make Additional Term B-1 Loans to the Borrower on the Amendment No. 1 Effective Date.
“Additional Term B-1 Loan” means a Loan that is made pursuant to Section 2.1(c) of the Credit Agreement on the Amendment No. 1 Effective Date.
“Additional Term B-1 Commitment” means, with respect to an Additional Term B-1 Lender, the commitment of such Additional Term B-1 Lender to make an Additional Term B-1 Loan hereunder on the Amendment No. 1 Effective Date, in the amount set forth on the signature page of such Additional Term B-1 Lender to the Amendment No. 1 Joinder. The aggregate amount of the Additional Term B-1 Commitments of all Additional Term B-1 Lenders shall equal the outstanding aggregate principal amount of Non-Exchanged Term B Loans.
“Amendment No. 1” means Amendment No. 1 to the Credit Agreement dated as of the Amendment No. 1 Effective Date.
“Amendment No. 1 Effective Date” means December 11, 2017, the date on which all conditions precedent set forth in Section 3 of Amendment No. 1 are satisfied.
“Amendment No. 1 Joinder” means the Joinder Agreement dated as of the Amendment No. 1 Effective Date among the Borrower, the Administrative Agent and each Additional Term B-1 Lender.
“Exchanged Term B Loans” means each Term B Loan extended on the Closing Date (or portion thereof) and held by a Rollover Term B Lender on the Amendment No. 1 Effective Date immediately prior to the extension of credit hereunder on the Amendment No. 1 Effective Date and as to which the Rollover Term B Lender thereof has consented to exchange into a Term B-1 Loan and the Administrative Agent has allocated into a Term B-1 Loan.
“Non-Exchanged Term B Loan” means each Term B Loan extended on the Closing Date (or portion thereof) other than an Exchanged Term B Loan.
“Rollover Term B Lender” means each Term B Lender with a Term B Loan extended on the Closing Date that has consented to exchange such Term B Loan into a Term B-1 Loan, and that has been allocated such Term B-1 Loan by the Administrative Agent.

“Term B-1 Facility” means the credit facility for the Term B-1 Loans described in Section 2.1(c) hereof.
“Term B-1 Lender” means a Lender with an outstanding Term B-1 Commitment or an outstanding Term B-1 Loan.
“Term B-1 Loan” means an Additional Term B-1 Loan or a Loan that is deemed made pursuant to Section 2.1(c) hereof.
“Term B-1 Commitment” means, with respect to a Lender, the agreement of such Lender to exchange the entire principal amount of its Term B Loans (or such lesser amount allocated to it by the Administrative Agent) for an equal principal amount of Term B-1 Loans on the Amendment No. 1 Effective Date.
“Term B-1 Loan Percentage” means, for any Term B-1 Lender, the percentage held by such Term B-1 Lender of the aggregate principal amount of all Term B-1 Loans then outstanding.
“Term B-1 Note” is defined in Section 2.11(d) hereof.
“Term B-1 Termination Date” is defined in Section 2.7(b) hereof.
(b)    All references to “Term B Facility,” “Term B Lender,” “Term B Loan,” “Term B Loan Commitment,” “Term B Loan Percentage,” “Term B Note” and “Term B Termination Date” in the Credit Agreement and the Fundamental Documents shall be deemed to be references to “Term B-1 Facility,” “Term B-1 Lender”, “Term B-1 Loan,” “Term B-1 Commitment,” “Term B-1 Loan Percentage,” “Term B-1 Note” and “Term B-1 Termination Date,” respectively (other than any such references contained in (i) the preliminary statements to the Credit Agreement, (ii) Amendment No. 1, (iii) Section 2.1(b) of the Credit Agreement, (iv) Section 2.10 of the Credit Agreement and (v) Section 5.1 of the Credit Agreement).
(c)    Clause (a) of the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by deleting such clause and replacing it with the following:
“(a) with respect to the Term B-1 Loans, (i) 2.25% per annum, in the case of a Eurodollar Loan, or (ii) 1.25% per annum, in the case of a Base Rate Loan”
(d)    The definition of “Fundamental Documents” in Section 1.1 of the Credit Agreement is hereby amended by replacing the word “and” prior to “each Incremental Amendment” with “,” and adding immediately prior to the period therein, “ and Amendment No. 1 and Amendment No. 1 Joinder”.
(e)    Section 2.1 of the Credit Agreement is hereby amended by making clause (c) thereof clause (d) and adding the following new clause (c):
“(c) Subject to the terms and conditions set forth herein and in Amendment No. 1, each Rollover Term B Lender severally agrees to exchange its Exchanged Term B Loans for a like principal amount of Term B-1 Loans on the Amendment No. 1 Effective Date. Subject to the terms and conditions set forth herein and in Amendment No. 1, each

Additional Term B-1 Lender severally agrees to make an Additional Term B-1 Loan to the Borrower on the Amendment No. 1 Effective Date in the principal amount equal to its Additional Term B-1 Commitment on the Amendment No. 1 Effective Date. The Borrower shall prepay the Non-Exchanged Term B Loans with a like amount of the gross proceeds of the Additional Term B-1 Loans, concurrently with the receipt thereof. The Borrower shall pay to the Term B Lenders immediately prior to the effectiveness of Amendment No. 1 all accrued and unpaid interest on the Term B Loans to, but not including, the Amendment No. 1 Effective Date on such Amendment No. 1 Effective Date. The Term B-1 Loans shall have the same terms as the Term B Loans as set forth in the Credit Agreement and Fundamental Documents before giving effect to Amendment No. 1, except as modified by Amendment No. 1; it being understood and confirmed that the Term B-1 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Fundamental Documents and shall have the same rights and obligations under the Credit Agreement and Fundamental Documents as the Term B Loans prior to the Amendment No. 1 Effective Date. As provided in Section 2.5(a) and subject to the terms hereof, the Borrower may elect that the Term B-1 Loans comprising the Borrowing hereunder of Term B-1 Loans be either Base Rate Loans or Eurodollar Loans.”
(f)    Section 2.7(b) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:
“(b) Scheduled Payments of Term B-1 Loans. Subject to Section 2.15, the Borrower shall make principal payments on the Term B-1 Loans in installments on the last Business Day of each March, June, September and December of each year, commencing on the last Business Day of such first month falling after the Amendment No. 1 Effective Date, in an aggregate amount equal to the amounts, if any, which would have been payable pursuant to Section 2.15 on the Term B Loans immediately prior to the Amendment No. 1 Effective Date (which payments in each case shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.8(a), Section 2.8(c) and Section 2.8(e), as applicable); provided that, it being further agreed that a final payment comprised of all principal and interest not sooner paid on the Term B-1 Loans, shall be due and payable on December 8, 2023 (the “Term B-1 Termination Date”).”
(g)    Section 2.8(a)(ii) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:
“(ii) In the event that, on or prior to the date that is six (6) months after the Amendment No. 1 Effective Date, the Borrower (x) prepays, repays, refinances, substitutes or replaces any Term B-1 Loans in connection with a Repricing Transaction (including, for the avoidance of doubt, any prepayment made pursuant to Section 2.8(c)(i) that constitutes a Repricing Transaction), or (y) effects any amendment, waiver or other modification of, or consent under, this Credit Agreement resulting in a Repricing Transaction (including in connection with the replacement of any Term B-1 Lender which is replaced pursuant to Section 3.7 as a result of its refusal to consent to an amendment giving rise to such Repricing Transaction), the Borrower shall pay to the Administrative

Agent, for the ratable account of each of the applicable Term B-1 Lenders, (A) in the case of clause (x), a premium of 1.00% of the aggregate principal amount of the Term B-1 Loans so prepaid, repaid, refinanced, substituted or replaced and (B) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the Term B-1 Loans outstanding immediately prior to such amendment, waiver, modification or consent that are the subject of such Repricing Transaction. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”
(h)    Section 2.10(a) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“The Term B-1 Commitments and Additional Term B-1 Commitments shall automatically terminate upon the making, conversion or continuance, as applicable, of the Term B-1 Loans on the Amendment No. 1 Effective.”
(i)    The first sentence in Section 2.11(d) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:
“Any Lender may request that its Loans be evidenced by a promissory note or notes in the forms of Exhibit C-1 (in the case of its Term A Loan and referred to herein as a “Term A Note”), Exhibit C-2 (in the case of its Term B-1 Loan and referred to herein as a “Term B-1 Note”), Exhibit C-3 (in the case of its Revolving Loans and referred to herein as a “Revolving Note”), as applicable (the Term A Notes, Term B-1 Notes and Revolving Notes being hereinafter referred to collectively as the “Notes” and individually as a “Note”).”
(j)    Exhibit C-2 to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex A hereto.
(k)    Each Lender delivering a Consent or a Joinder hereunder waives any right to compensation for losses incurred by such Lender to which it may otherwise be entitled pursuant to Section 3.6 of the Credit Agreement in respect of the transactions contemplated hereby.
Section 2.    Representations and Warranties.
Each Credit Party represents and warrants to the Lenders as of the Amendment No. 1 Effective Date that:
(a)    Immediately before and after giving effect to this Amendment, each of the representations and warranties made by any Credit Party in or pursuant to the Fundamental Documents shall be true and correct in all material respects (or in all respects, if qualified by a materiality threshold) on and as of such date (except to the extent the same expressly relate to an earlier date).
(b)    At the time of and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 3.    Conditions to Effectiveness.
This Amendment shall become effective on the date on which each of the following conditions is satisfied:
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified:
(1)    counterparts of this Amendment executed by each of the Loan Parties; and
(2)    a Term B-1 Note executed by the Borrower in favor of each Term B-1 Lender requesting a Term B-1 Note at least two (2) Business Days prior to the Amendment No. 1 Effective Date, if any.
(b)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified;
(1)    written opinions of (i) Dentons Canada LLP, Canadian counsel to the Credit Parties, (ii) Wachtell, Lipton, Rosen & Katz, special New York counsel to the Credit Parties, (iii) Dentons UKMEA LLP, English counsel to the Credit Parties, (iv) Arendt & Madernach SA, Luxembourg counsel to the Administrative Agent, and (v) in-house counsel for the Credit Parties and addressed to the Administrative Agent and the Lenders which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent;
(2)    a certificate of an authorized Officer of each Credit Party, dated the Amendment No. 1 Effective Date and certifying:
(A)    either (I) that the by-laws, articles or limited liability company agreement, as the case may be, of such party has not been amended since the Closing Date, or, if later, the date that such Credit Party joined the Credit Agreement or (II) that attached thereto is a true and complete copy of the by-laws, articles or limited liability company agreement, as the case may be, of such party as in effect on the date of such certification;
(B) that attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of such party authorizing the execution, delivery and performance in accordance with their respective terms of the Fundamental Documents executed by such Credit Party and any other documents required or contemplated hereunder or thereunder, the security interests in the Collateral, and in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been amended, rescinded or supplemented and are currently in effect;
(C) either (I) that the certificate of incorporation or organization or other similar organizational document of such party has not been amended since the Closing Date, or, if later, the date that such Credit Party joined the Credit Agreement or (II) that attached thereto is a true and complete copy of such certificate or other organizational document including all amendments thereto; and
(D) as to the incumbency and specimen signature of each officer of such party executing any Fundamental Document;
(3)    a certificate signed by an Officer of the Borrower certifying as to the satisfaction of the conditions set forth in Section 2.15 of the Credit Agreement with respect to the Term B-1 Loans and in paragraphs (f) and (g) of this Section 3 as of the Amendment No. 1 Effective Date; and
(c)    The aggregate principal amount of the Exchanged Term B Loans plus the aggregate principal amount of the Additional Term B-1 Commitments shall equal the aggregate principal amount of the outstanding Term B Loans immediately prior to the Amendment No. 1 Effective Date after giving effect to the Partial Prepayment.
(d)    The Borrower shall have paid to the Administrative Agent, for the ratable account of the Term B Lenders immediately prior to the Amendment No. 1 Effective Date, all accrued and unpaid interest on the Term B Loans to, but not including, the Amendment No. 1 Effective Date.
(e)    All reasonable and documented out-of-pocket fees and expenses due to the Administrative Agent (including pursuant to Section 9 hereof) shall have been paid (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment).
(f)    At the time and immediately after giving effect to the incurrence of the Term B-1 Loans, no Default or Event of Default shall have occurred and be continuing.
(g)    Each of the representations and warranties of the Credit Parties set forth in the Credit Agreement, Section 2 of this Amendment and in the other Fundamental Documents shall be and remain true and correct in all material respects (or in all respects, if qualified by a materiality threshold) as of the Amendment No. 1 Effective Date, except to the extent the same expressly relate to an earlier date.
(h)    The Administrative Agent shall have received at least three Business Days prior to the Amendment No. 1 Effective Date any information requested at least ten Business Days prior to the Amendment No. 1 Effective Date by the Administrative Agent that such Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act.
(i)    The Administrative Agent shall have received the Notice of Borrowing required by Section 2.5 of the Credit Agreement; provided that the Notice of Borrowing in respect of the Term B-1 Loans may be made conditional on the effectiveness of this Amendment.

(j)    The Administrative Agent shall have received the executed counterparts of the Joinder executed by the Borrower and each Additional Term B-1 Lender.
Section 4.    Formal Request Deemed Made.
By its execution of this Amendment, the Borrower hereby delivers and the Administrative Agent hereby acknowledges receipt of this Amendment as the satisfaction of the requirement to give notice required to the Administrative Agent pursuant to Section 2.15(a) of the Credit Agreement.
Section 5.    Acknowledgments.
Each Credit Party hereby expressly acknowledges and agrees to the terms of this Amendment and reaffirms and confirms, as of the date hereof, (i) the covenants and agreements contained in each Fundamental Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and that on and after the Amendment No. 1 Effective Date each Fundamental Document remains in full force and effect, (ii) its guarantee of the Obligations (including, without limitation, the Term B-1 Loans) pursuant to the Collateral Documents and that that on and after the Amendment No. 1 Effective Date its guarantee will extend to the Obligations as amended by this Amendment, and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Term B-1 Loans) pursuant to the Collateral Documents and that on and after the Amendment No. 1 Effective Date the Liens will continue to secure the Obligations as amended by this Agreement.
The Credit Parties that are a party to the Debenture (as defined below) and the Share Charge (as defined below) agree, acknowledge and confirm that Debenture dated 8 December 2016 between each party listed in Schedule 1 thereto as Chargor and the Administrative Agent as Security Agent (the “Debenture”) and the Share Charge dated 8 December 2016 between Lions Gate International Motion Pictures S.A.R.L and the Administrative Agent (the “Share Charge”):
(a)    Rank as a continuing security for the payment and discharge of the Obligations as amended by this Agreement.
(b)    Shall continue in full force and effect in all respects and the Debenture, the Share Charge and this deed shall be read and construed together.
Section 6.    Liens Unimpaired.
After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:
(a)    impairs the validity, effectiveness or priority of the Liens granted pursuant to any Fundamental Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b)    requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
Each Guarantor which is a party to a Luxembourg law–governed Collateral Document (such Collateral Documents, the “Luxembourg Collateral Documents”) confirms that the Pledge (as defined in the applicable Luxembourg Collateral Documents) granted pursuant to the Luxembourg Collateral Documents to which it is a party shall remain in full force and effect and secure the Obligations under the Credit Agreement as amended by this Amendment.

Section 7.    Entire Agreement.
This Amendment, the Credit Agreement and the other Fundamental Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment and the Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Fundamental Document to the “Credit Agreement,” whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended by this Amendment and that this Amendment is a “Fundamental Document” and a “Refinancing Amendment.”
Section 8.    Amendment, Modification and Waiver.
This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.
Section 9.    Expenses.
The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent, pursuant to the terms of Section 11.4 of the Credit Agreement.
Section 10.    Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 11.    Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 11.8 AND SECTION 11.14 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.
Section 12.    Headings.
The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 13.    Effect of Amendment.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Fundamental Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Fundamental Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LIONS GATE ENTERTAINMENT CORP.

By        /s/ James W. Barge
Name:    James W. Barge
Title:    Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GUARANTORS:

ATOM PRODUCTIONS, INC.
BOSS KANE PRODUCTIONS, INC.
CASUAL PRODUCTIONS, INC.
CHAINS PRODUCTIONS, INC.
CONDEMNED PRODUCTIONS, INC.
CRASH TELEVISION PRODUCTIONS, INC.
DANCING PRODUCTIONS, INC.
DIABLE PRODUCTIONS, INC.
DONOR PRODUCTIONS, INC.
GO FOR BROKE PRODUCTIONS, INC.
GOOD EVEL PRODUCTIONS, INC.
GRAVES PRODUCTIONS, INC.
HIGHCHAIR PRODUCTIONS, INC.
HOUDINI PRODUCTIONS, INC.
JUST REWARDS PRODUCTIONS, INC.
KILL PIT PRODUCTIONS INC.
MACARTHUR PARK PRODUCTIONS, INC.
NURSE PRODUCTIONS INC.
LGTV PRODUCTIONS, INC.
OLD HICKORY PRODUCTIONS, INC.
PLLG LEGAL, INC.
PREACH PRODUCTIONS, INC.
PRESIDENTIAL PRODUCTIONS, INC.
PSGM, INC.
PWG PRODUCTIONS, INC.
R & B PRODUCTIONS, INC.
RABBIT PRODUCTIONS, INC.
SAINT PRODUCTIONS, INC.
SOUTH SHORE PRODUCTIONS, INC.
STEP-UP PRODUCTIONS, INC.
TERM PRODUCTIONS, INC.
U.R.O.K PRODUCTIONS, INC.
VERDICT PRODUCTIONS, INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN HOME ENTERTAINMENT INC.
AWAKEN PRODUCTIONS, INC.

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CALLER PRODUCTIONS, INC.
CATX CERTAIN SLANT 12 PRODUCTIONS, INC.
CATX EXORCISM 12 PRODUCTIONS, INC.
CATX REAWAKENING 12 PRODUCTIONS, INC.
CATX TIME AFTER TIME 12 PRODUCTIONS, INC.
CATX TWO EYES 12 PRODUCTIONS, INC.
CATX WEE 12 PRODUCTIONS, INC.
DD1 PRODUCTIONS, LLC
DD2 ACQUISITION CORP.
DEBMAR STUDIOS, INC.
DJM SERVICES INC.
FILM HOLDINGS CO.
FRIENDS FINANCING, INC.
GC FILMS, INC.
HSKL PRODUCTIONS, INC.
INVISIBLE CASTING INC.
JESSABELLE PRODUCTIONS, INC.
LANDSCAPE ENTERTAINMENT CORP.
LGDS DEVELOPMENT, INC.
LGDS DIRECT, INC.
LGDS PRODUCTIONS, INC.
LIONS GATE DIGITAL PROJECTS, INC.
LIONS GATE DIGITAL STUDIOS, INC.
LIONS GATE ENTERTAINMENT INC.
LIONS GATE EXHIBITION, INC.
LIONS GATE FILMS HOLDINGS COMPANY #1, INC.
LIONS GATE FILMS INC.
LIONS GATE FILMS HOLDINGS COMPANY #2, INC.
LIONS GATE INDIA INC.
LIONS GATE INTERACTIVE, INC.
LIONSGATE LBE, INC.
LIONS GATE MANDATE FINANCING VEHICLE INC.
LIONS GATE MUSIC, INC.
LIONS GATE ONLINE SHOP INC.
LIONS GATE PENNSYLVANIA, INC.
LIONS GATE RECORDS, INC.
LOVE LESSONS PRODUCTIONS, INC.
MORT PRODUCTIONS US, INC.

[SIGNATURE PAGE TO AMENDMENT NO. 1]

NGC FILMS, INC.
NR PRODUCTIONS, INC.
PEEPLES PRODUCTIONS, INC.
PGH PRODUCTIONS, INC.
POWER MONGERING DESPOT, INC.
PRODUCTION MANAGEMENT INC.
PX1 PRODUCTIONS, INC.
RG PRODUCTIONS, INC.
SCREENING ROOM, INC.
SDI PRODUCTIONS, INC.
SF1 PRODUCTIONS, INC. (F/K/A CATX RICKY 12 PRODUCTIONS, INC.)
SILENT DEVELOPMENT CORP.
SPOKEN PRODUCTIONS, INC.
SU5 PRODUCTIONS, INC.
SUMMIT INTERNATIONAL DISTRIBUTION, INC.
TCT PRODUCTIONS, INC.
TWA PRODUCTIONS, INC.
VESTRON INC.
AMERICAN LION PRODUCTIONS, INC.
CRUSHED PRODUCTIONS, INC.
GUILT PRODUCTIONS, INC.
LIONS GATE TELEVISION INTERNATIONAL - LATIN AMERICA, IN
PROFILER PRODUCTIONS, INC.
ROYALS PRODUCTIONS, INC.
WHITE FAMOUS PRODUCTIONS, INC.

By: ______/s/ Adrian Kuzycz__________________
Name:	Adrian Kuzycz
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

ANCHOR BAY ENTERTAINMENT, LLC
ARIES PICTURES LLC
NAMOR PRODUCTIONS, LLC
OVERTURE FILMS, LLC
STARZ ACQUISITION LLC
STARZ BALLET PRODUCTIONS, LLC
STARZ ENTERTAINMENT, LLC
STARZ ENTITY HOLDING COMPANY, LLC
STARZ EVIL PRODUCTIONS, LLC
STARZ FINANCE CORP.
STARZ INDEPENDENT, LLC
STARZ INVESTMENTS, LLC (FKA SEG INVESTMENTS, LLC)
STARZ, LLC
STARZ MEDIA GROUP, LLC
STARZ MEDIA, LLC
STARZ NU DOCUMENTARY PRODUCTIONS, LLC
STARZ PIRATES PRODUCTIONS, LLC
STARZ POWER PRODUCTIONS, LLC
STARZ REMORSE PRODUCTIONS, LLC

By: ______/s/ David I. Weil___________________
Name:	David I. Weil
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

ARTISAN PICTURES LLC
CB DEVELOPMENT, LLC
CB DIRECT, LLC
CBNU PRODUCTIONS, LLC
DEBMAR/MERCURY (WW) PRODUCTIONS, LLC
DELISH PROJECTS, LLC
DELISH TELEVISION DEVELOPMENT LLC
JV1 DELISH, LLC
LIONS GATE TELEVISION DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
ALTERNATE UNIVERSE, LLC
AMNESIA PRODUCTIONS, LLC
BLAIR WITCH FILMS, LLC
CBLG PRODUCTIONS, LLC
COOPER PRODUCTIONS LOUISIANA, LLC
COVERED MOON PRODUCTIONS, LLC
DAVYCO PRODUCTIONS, LLC
DEBMAR/MERCURY, LLC
DHW PRODUCTIONS, LLC
DIGITAL MURDER, INC.
DRAWBACK PRODUCTIONS, LLC
DRIVING ALL THE WAY PRODUCTIONS, LLC
ELAH PRODUCTIONS, LLC
FIND SERIES PRODUCTIONS, LLC
FULL MOON PRODUCTIONS, LLC
GET SOME PRODUCTIONS, LLC
GOE PRODUCTIONS, LLC
GRINDSTONE ENTERTAINMENT GROUP, LLC
HIGHER POST LLC
HIKER PRODUCTIONS, LLC
HONORED PRODUCTIONS, INC.
HOUSE ROW PRODUCTIONS, LLC
JARDINERO PRODUCTIONS, LLC
JOHNSON GOODE, LLC
KNOWING DOMESTIC RIGHTS, LLC
KNOWING PRODUCTIONS, LLC
LAYOVER PRODUCTIONS, INC.
LG-MAX LLC

[SIGNATURE PAGE TO AMENDMENT NO. 1]

LG HORROR CHANNEL HOLDINGS, LLC
LG JV SERVICING COMPANY, LLC
LGAC 1, LLC
LGAC 3, LLC
LGAC INTERNATIONAL LLC
LIONS GATE ANCILLARY LLC
LIONS GATE INTERNATIONAL SALES, LLC
LIONS GATE MUSIC PUBLISHING LLC
LIONS GATE PRODUCTIONS, LLC
LIONS GATE RELEASING LLC
LIONS GATE SPIRIT HOLDINGS, LLC
LIONS GATE TRUE NORTH CORP.
LIONS GATE TRUE NORTH MEDIA, LLC
LIONS GATE X PRODUCTIONS, LLC
LWH PRODUCTIONS, LLC
MANDATE FILMS, LLC
MANDATE PICTURES, LLC
MANIFEST ENTERTAINMENT, LLC
MK ANIMATED, LLC
MOAL, LLC
MQP, LLC
NICHE PRODUCTIONS, LLC
NYSM2 PRODUCTIONS, LLC
ORION ARM HOLDING CO., LLC
P2 PRODUCTIONS U.S., LLC
RED 2 US PRODUCTIONS, LLC
RRR PRODUCTIONS, LLC
SEE ME LOUISIANA, L.L.C.
SELP, LLC
STANTON PRODUCTIONS, LLC
STARZ BLACK SAMURAI PRODUCTIONS, LLC
STARZ DOCU-SERIES PRODUCTIONS, LLC
STARZ FASHION PRODUCTIONS, LLC
STARZ HEELS PRODUCTIONS, LLC
STARZ LIBERTY CITY PRODUCTIONS, LLC
STARZ POUR VIDA PRODUCTIONS, LLC
STARZ SECRET KEEPERS PRODUCTIONS, LLC
STARZ SWEETBITTER PRODUCTIONS, LLC
STARZ THE FIELD PRODUCTIONS, LLC
STARZ VALLEY PRODUCTIONS, LLC

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SU4, LLC
SUMMIT DISTRIBUTION, LLC
SUMMIT ENTERTAINMENT DEVELOPMENT SERVICES
SUMMIT ENTERTAINMENT, LLC
SUMMIT GUARANTY SERVICES, LLC
SUMMIT PRODUCTIONS, LLC
SUMMIT SIGNATURE, LLC
TSBD LOUISIANA, L.L.C.
TSBD PRODUCTIONS, LLC
TWEED PRODUCTIONS, LLC (F/K/A WGP PRODUCTIONS, LLC)
TWILIGHT DOMESTIC RIGHTS, LLC
TWILIGHT PRODUCTIONS, LLC
UNITED FANDOM, LLC
UMPIRE PRODUCTIONS, LLC
UNZ PRODUCTIONS, INC.
VERONA PRODUCTIONS, LLC
WALLFLOWER, LLC
WIKAL PRODUCTIONS, LLC
WOMEN IN COMEDY DOCUMENTARY, LLC

By: ______/s/ James W. Barge_________________
Name:	James W. Barge
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

BLIND MAN PRODUCTIONS, LLC
CHERRIES PRODUCTIONS, LLC
DISASTER ARTIST, LLC
DJ LOVE PRODUCTIONS, LLC
EXTINCT SHADOW PRODUCTIONS, LLC
FOUR FELLAS PRODUCTIONS, LLC
GOOD UNIVERSE DEVELOPMENT, LLC
GOOD UNIVERSE FILMS, LLC
GOOD UNIVERSE INTERNATIONAL, LLC
GOOD UNIVERSE MEDIA, LLC
OB PRODUCTIONS, INC. (F/K/A OLDBOY PRODUCTIONS)
TOWNIES PRODUCTIONS, LLC
TOWNIES 2 PRODUCTIONS, LLC
XMAS FILMS, INC.
XMAS PRODUCTIONS, LLC

By: ______/s/ Daniel Freedman_________________
Name:	Daniel Freedman
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

INIQUITY PRODUCTIONS LIMITED

By:        /s/ Zygmunt Jan Kamasa
Name:    Zygmunt Jan Kamasa
Title:    Director

LIONS GATE CHINA (UK) LIMITED

By:        /s/ Zygmunt Jan Kamasa
Name:    Zygmunt Jan Kamasa
Title:    Director

LIONS GATE INTERNATIONAL MEDIA LIMITED

By:        /s/ Zygmunt Jan Kamasa
Name:    Zygmunt Jan Kamasa
Title:    Director

LIONS GATE INTERNATIONAL (UK) LIMITED

By:        /s/ Zygmunt Jan Kamasa
Name:    Zygmunt Jan Kamasa
Title:    Director

LIONS GATE INTERNATIONAL (UK) FILM DEVELOPMENT LIMITED

By:        /s/ Zygmunt Jan Kamasa
Name:    Zygmunt Jan Kamasa
Title:    Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

NYSM2 PRODUCTIONS LIMITED

By:        /s/ Zygmunt Jan Kamasa
Name:    Zygmunt Jan Kamasa
Title:    Director

ENTERTAINMENT CAPITAL HOLDINGS S.À R.L.
société à responsabilité limitée
13-15, avenue de la Liberté
L-1931 Luxembourg
RCS number B 180844

By:        /s/ Ludovic Trogliero
Name:    Ludovic Trogliero
Title:    B Manager

ENTERTAINMENT CAPITAL HOLDINGS II S.À R.L.
société à responsabilité limitée
13-15, avenue de la Liberté
L-1931 Luxembourg
RCS number B 195833

By:        /s/ Ludovic Trogliero
Name:    Ludovic Trogliero
Title:    B Manager

LIONS GATE INTERNATIONAL MOTION PICTURES S.À R.L.
société à responsabilité limitée
13-15, avenue de la Liberté
L-1931 Luxembourg
RCS number B 185480

By:        /s/ Ludovic Trogliero
Name:    Ludovic Trogliero
Title:    B Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1]

LIONS GATE INTERNATIONAL HOLDINGS S.À R.L.,
société à responsabilité limitée
13-15, avenue de la Liberté
L-1931 Luxembourg
RCS number B 193597

By:        /s/ Ludovic Trogliero
Name:    Ludovic Trogliero
Title:    B Manager

LIONS GATE INTERNATIONAL SLATE INVESTMENT S.A.,
société anonyme
13-15, avenue de la Liberté
L-1931 Luxembourg
RCS number B 193789

By:        /s/ Ludovic Trogliero
Name:    Ludovic Trogliero
Title:    B Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

AWAKEN PRODUCTIONS CORP.
BLUE MOUNTAIN STATE PRODUCTIONS CORP.
BOTTLED VINES PRODUCTIONS INC.
DD1 PRODUCTIONS CANADA INC.
DEAD ZONE PRODUCTION CORP.
HGMJ PRODUCTIONS CANADA INC.
HSKL PRODUCTIONS CANADA INC.
LG CAPITAL CORPORATION
LG LEOPARD GP CANADA INC.
LIONS GATE MEDIA CANADA LIMITED PARTNERSHIP, by its general partner LIONS GATE MEDIA CANADA GP INC.
LIONS GATE MUSIC CORP.
LIONS GATE X PRODUCTIONS CORP.
LUCKY 7 PRODUCTIONS CORP.
MOTHER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
PX1 PRODUCTIONS CORP.
STEP UP 5 PRODUCTIONS CANADA, INC.
TERRESTRIAL PRODUCTIONS CORP.
WILDE KINGDOM PRODUCTIONS CORP.

By: ______/s/ Adrian Kuzycz__________________
Name:	Adrian Kuzycz
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: _/s/ Lynn M. Braun	Name: Lynn M. Braun Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

EXHIBIT A
CONSENT TO CASHLESS ROLL
CONSENT TO CASHLESS ROLL (this “Consent”) in connection with Amendment No. 1 (“Amendment”) to that certain Credit and Guarantee Agreement, dated as of December 8, 2016 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among LIONS GATE ENTERTAINMENT CORP., a corporation organized under the laws of the province of British Columbia, Canada (the “Borrower”), each Guarantor party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other parties thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.
Existing Term B Lenders / Cashless Settlement
The undersigned Term B Lender hereby irrevocably and unconditionally consents to convert 100% of the outstanding principal amount of the Term B Loan held by such Term B Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into a Term B-1 Loan in a like principal amount via a cashless roll.
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

as a Lender (type name of the legal entity)

By:	Name: Title:

If a second signature is necessary:

By:	Name: Title:

EXHIBIT B
JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of December 11, 2017 (this “Agreement”), by and among JPMORGAN CHASE BANK, N.A. (the “Term B-1 Lender”), LIONS GATE ENTERTAINMENT CORP. (the “Borrower”), and JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit and Guarantee Agreement, dated as of December 8, 2016 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among the Borrower, each Guarantor party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), the Administrative Agent and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement (as amended by Amendment No. 1));
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish the Additional Term B-1 Commitment with existing Term B Lenders and/or Additional Term B-1 Lenders; and
WHEREAS, subject to the terms and conditions of Amendment No. 1, Additional Term B-1 Lenders shall become Lenders pursuant to one or more Joinders (as defined in Amendment No. 1);
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each Additional Term B-1 Lender hereby agrees to provide the Additional Term B-1 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.1(c) of the Credit Agreement. The Additional Term B-1 Commitment provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Fundamental Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranty under Article 9 of the Credit Agreement and security interests created by the Collateral Documents.
Each Additional Term B-1 Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Term B-1 Commitment provided pursuant to this Agreement shall constitute Additional Term B-1 Commitments for all purposes of the Credit Agreement and the other applicable Fundamental Documents. Each Additional Term B-1 Lender hereby agrees to make an Additional Term B-1 Loan to the Borrower in an amount equal to its Additional Term B-1 Commitment on the Amendment No. 1 Effective Date in accordance with Section 2.1(c) of the Loan Agreement.

Each Additional Term B-1 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Fundamental Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Additional Term B-1 Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Fundamental Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Upon (i) the execution of a counterpart of this Agreement by each Additional Term B-1 Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B-1 Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B-1 Commitment set forth on its signature page hereto, effective as of the Amendment No. 1 Effective Date.
For each Additional Term B-1 Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B-1 Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.
This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
This Agreement, the Credit Agreement and the other Fundamental Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of date first written above.
JPMORGAN CHASE BANK, N.A.

By:	Name: Title:

Additional Term B-1 Commitments:
$[    ]

LIONS GATE ENTERTAINMENT CORP.

By:	Name: Title:

Accepted:
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	Name: Title:

ANNEX A
EXHIBIT C-2
TERM B-1 NOTE
$    , 20
FOR VALUE RECEIVED, the undersigned, Lions Gate Entertainment Corp., a corporation organized under the laws of the province of British Columbia, Canada (the “Borrower”), hereby promises to pay to or its registered assigns (the “Lender”) at the principal office of JPMorgan Chase Bank, N.A., as Administrative Agent, in New York, New York, in immediately available funds, the principal sum of    Dollars ($        ) or, if less, the aggregate unpaid principal amount of the Term B-1 Loan made or maintained by the Lender to the Borrower pursuant to the Credit Agreement (as defined below), in installments in the amounts and on the dates called for by Section 2.7(b) of the Credit Agreement, together with interest on the principal amount of such Term B-1 Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.
This Note is one of the Term B-1 Notes referred to in the Credit and Guarantee Agreement dated as of December 8, 2016 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the Guarantors referred to therein, the Lenders party thereto from time to time, and the other agents party thereto (as amended by Amendment No. 1 thereto, dated as of December 11, 2017, and as it may be further extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York.
Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all on the terms and in the manner as provided for in the Credit Agreement.
The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.
LIONS GATE ENTERTAINMENT CORP.
By:
    Name:
    Title: